Exhibit 10.1

1st CONSTITUTION BANCORP

2006 DIRECTORS STOCK PLAN

1.        Purpose.                    The purpose of this 1st Constitution Bancorp 2006 Directors Stock Plan (the “Plan”) is to promote the success of 1st Constitution Bancorp, a New Jersey corporation (the “Company”), by providing a method whereby members of the Board of Directors of the Company and its subsidiaries who are not Employees of the Company or any of its Subsidiaries will be encouraged to further promote long-term shareholder value by increasing their personal interest in the continued success and progress of the Company.

2.        Definitions.                In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)	“Board” shall mean the Board of Directors of the Company.

(b)      “Change in Control” shall be deemed to have occurred if, after the adoption of the Plan, there shall have occurred any of the following:

(i)

any person (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company) (collectively, a “Person”) becomes the beneficial owner (except that a Person shall be deemed to be the beneficial owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 50% or more of the combined voting power of the Company’s or Significant Subsidiary’s then outstanding securities;

(ii)

during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

(iii)

the consummation of a merger or consolidation of the Company or any Subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a “Significant Subsidiary”) with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

(iv)

the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting there from; or

(v)	any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

(c)       “Code” shall mean the Internal Revenue Code of 1986, as amended, and any Treasury regulations promulgated thereunder.

(d)      “Common Stock” shall mean the Company’s common stock, and any other equity securities of the Company that may be substituted or resubstituted for Common Stock pursuant to Section 4(c) hereof.

(e)       “Director” shall mean a member of the Board who is not an Employee. The term Director shall also mean any member of the board of directors of a subsidiary or affiliate of the Company, who is not an Employee.

(f)       “Employee” shall mean an individual who is an active payroll employee of the Company or any of its Subsidiaries at a designated time.

(g)      “Fair Market Value” means the fair market value of Common Stock, as determined by the Board or under procedures established by the Board. Unless otherwise determined by the Board, the Fair Market Value of Common Stock as of any given date shall be determined as follows: (i) if the Common Stock is traded over-the-counter on the date in question, but is not classified as a national market issue, and the Common Stock is regularly traded in this manner, then Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date; or (ii) if the Common Stock is traded over-the-counter on the date in question and is classified as a national market issue, and is regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date; or (iii) if the Common Stock is traded on a stock exchange on the date in question, and is regularly traded in this manner, then the Fair Marked Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or (iv) in the event (i), (ii) or (iii) do not apply, in such manner as the Board shall determine.

(h)      “Option” shall mean an option to purchase Common Stock granted under Section 5 of the Plan. All Options will be nonqualified stock options, and will not be “incentive stock options” under Section 422 of the Code.

(i)        “Grantee” means a person to whom an Option or an award of Restricted Stock has been granted under the Plan.

(j)        “Restricted Stock” shall mean shares of Common Stock granted to Directors under Section 7 of the Plan.

(k)      “Subsidiary” shall mean an entity 50% or more of the voting securities of which are owned directly or indirectly by the Company and its Subsidiaries excluding for this purpose securities which are held by a Subsidiary that is a bank in a fiduciary capacity.

3.	Administration

(a)       The Board shall administer the Plan. The Board shall have full power and authority to grant Options and Restricted Stock pursuant to the provisions of the Plan, to interpret the provisions of the Plan and any agreements reflecting Options and Restricted Stock issued under the Plan, and to supervise the administration of the Plan, including the adoption of the rules and regulations for the administration of the Plan. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

(b)      All decisions of the Board pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees and Directors.

(c)       No member of the Board shall be liable for anything done or omitted to be done by him or her or any other member of the Board in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

4.	Shares Subject to the Plan

(a)       The shares of Common Stock to be delivered upon exercise of Options granted and for awards of Restricted Stock under the Plan may be made available from the authorized but unissued shares of the Company or treasury shares or from shares reacquired by the Company, including shares purchased in the open market, or any combination thereof.

(b)      Subject to adjustments made pursuant to the provisions of Section 4(c), the aggregate number of shares to be delivered upon the exercise of all Options and for awards of Restricted Stock shall not exceed fifty thousand (50,000) shares of Common Stock.

(c)       In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to Section 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options and all outstanding awards of Restricted Stock shall be automatically adjusted so that the proportionate interest of the Grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

(d)      If an Option granted under the Plan shall expire or terminate for any reason, or if a share of Restricted Stock shall be forfeited, then the shares of Common Stock subject to, but not delivered under, such Option (or the forfeited Restricted Stock shares) shall be available for other Option and Restricted Stock grants under the Plan.

5.	Eligibility and Extent of Participation

(a)       Persons eligible to receive Options and Restricted Stock awards under the Plan shall consist only of individuals who are Directors at the time of grant and who are not then Employees.

(b)      The Board is authorized to grant Options and/or Restricted Stock to Directors in such amounts and at such times and upon such terms as it deems prudent and reasonable, and such grants need not be uniform as to all Directors. The terms of such grants shall be set forth in written award documents, to be provided to the Grantees.

(c)       Options and Restricted Stock shall not be transferable by the Grantee other than by will or the laws of descent and distribution, and Options shall be exercisable during his or her lifetime only by him or her or any other Person authorized to exercise the Option in accordance with the terms of the Plan.

(d)      Notwithstanding any term to the contrary in this Plan or in the terms of any Option agreement granted hereunder, the Board is specifically authorized (but not obligated) to terminate and distribute the cash value of any Option to a Director, former Director, or his or her beneficiary(ies) in the event that the Company undergoes (or is to undergo) a merger, consolidation, acquisition, asset sale, or other similar corporate event, if following such transaction the Company will no longer be filing reports with the Securities and Exchange Commission under Section 12 of the Exchange Act, or if all or substantially all Common Stock of the Company will be held by an entity or its affiliates, or in such other event as the Board deems prudent.

6.	Options.

(a)       Each Option granted under the Plan shall be evidenced by an agreement which shall be executed by the Grantee and, on behalf of the Company, by an officer of the Company, and shall contain such provisions consistent with the Plan as may be approved by the Board and may be supplemented and amended from time to time as approved by the Board.

(b)      The price at which shares of Common Stock may be purchased upon exercise of a particular Option shall be 100 percent of the Fair Market Value of such shares at the time such Option is granted, but in no event less than the par value thereof (if any).

(c)       The Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price and withholding taxes, if any, may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Common Stock, other awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by, or forms in which, Common Stock will be delivered or deemed to be delivered in satisfaction of Options to Grantees (including deferred delivery of shares representing the Option “profit,” at the election of the Grantee or as mandated by the Board, with such deferred shares subject to any vesting, forfeiture or other terms as the Board may specify). To the extent that an Option exercise price and/or withholding taxes, if any, may be paid in Common Stock as provided above, Common Stock delivered by the Grantee may be Common Stock that acquired upon exercise of one or more other Options, but only if such Common Stock has been held by the Grantee for at least six months.

(d)      An Option granted under the Plan may not be transferred except by will or the laws of descent and distribution. During the lifetime of a Grantee, an Option may be exercised only by the Grantee, or by a duly appointed legal guardian in the event of the legal disability of the Grantee. Except as specifically provided in the Plan, no person shall have any right to assign, transfer, alienate, pledge, encumber or subject to lien the benefits to which such person is entitled thereunder, and benefits under the Plan shall not be subject to adverse legal process of any kind. No prohibited assignment, transfer, alienation, pledge or encumbrance of benefits or subjection of benefits to lien or adverse legal process of any kind will be recognized by the Board, and in such case the Board may terminate the right of such person to such benefits and direct that they be held or applied for the benefit of such person, his or her spouse, children or other dependents in such manner and in such proportion as the Board deems advisable. If a person to whom benefits are due shall be or become incompetent, either physically or mentally, in the judgment of the Board, then the Board shall have the right to determine to whom such benefits shall be paid for the benefit of such person.

(e)	Options shall not be exercisable:

(i)       prior to the date on which the Option award document so states, nor after it expires, provided however, that an Option shall automatically become immediately exercisable in full if an Grantee ceases to be a Director by reason of his or her death or disability (as determined in the sole discretion of the Board), and provided further that all unexpired Options of then current Directors shall become fully exercisable in the event of a Change in Control of the Company, subject to applicable restrictions set forth in Section 11(a). Except to the extent otherwise provided in the Option grant agreement, unvested Options shall expire and be forfeited if a Director voluntarily ceases to be a Director;

(ii)      unless payment in full is made at the time of exercise in accordance with the terms of the Option award; and

(iii)     unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Director, except that

(A)     if such person shall cease to be a Director for reasons other than his or her death or disability, while holding an Option that has not expired and has not been fully exercised, such person, at any time within three years of the date he or she ceased to be such a Director (but in no event after the Option has expired), may exercise the exercisable portion of such Option with respect to any shares of Common Stock as to which he or she had not exercised the Option on the date he or she ceased to be a Director; or

(B)      if any person to whom an Option has been granted under this Plan shall die or cease to be a Director as a result of his or her disability holding an Option that has not expired and has not been fully exercised, he or she, or his or her legal guardian or his or her executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death or termination of Director status as a result of disability (but in no event after the Option has expired) exercise the Option.

(f)       It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option, that the holder (or any beneficiary or person entitled to exercise such Option pursuant to the Plan) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

7.	Restricted Stock.

(a)       Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Board may determine at the date of grant (or thereafter). Except to the extent restricted under the terms of the Plan and any award document relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Board).

(b)      Restricted Stock will vest over such period as is determined by the Board, except that the Board may provide for earlier vesting in the event of a Director’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances.

(c)       Except as otherwise determined by the Board, upon termination of service as a Director during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may waive such restrictions or forfeiture conditions relating to Restricted Stock as it, in its sole discretion, so determines.

(d)      Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, then the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Grantee deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(e)       Upon a Change in Control of the Company, all Restricted Stock awards subject to risk of forfeiture shall become fully vested, subject to applicable restrictions set forth in Section 11(a).

(f)       It shall be a condition to the obligation of the Company to issue or deliver shares of Common Stock upon vesting of a Restricted Stock award that the holder pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

8.        Delivery of Shares. No shares shall be delivered pursuant to any exercise of an Option or vesting of the Restricted Stock until the requirements of such laws and regulations as may be deemed by the Board to be applicable thereto are satisfied.

9.        Amendments, Suspension or Discontinuance. The Board may amend, suspend, or discontinue the Plan at any time. Except with the consent of a Grantee, no amendment, suspension or termination of the Plan shall impair the right of any recipient of any Options or Restricted Stock granted under the Plan, except to the extent otherwise provided herein.

10.      Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a) the adoption of a resolution of the Board terminating the Plan; or
(b) ten years after the date the Plan is initially adopted.
11.	Miscellaneous.

(a)       The Company may, to the extent deemed necessary or advisable by the Board, postpone the issuance or delivery of Common Stock upon exercise of an Option or vesting of Restricted Stock or payment of other benefits under any award until completion of such registration or qualification of such stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Board may consider appropriate, and may require any Grantee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)      All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

(c)       Proceeds from the sale of shares pursuant to Options granted under this Plan shall constitute general funds of the Company.

(d)      Upon any distribution of shares of Common Stock pursuant to any provision of the Plan, the distributee may be required to represent in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for shares delivered under the Plan may include any legend which the Board or counsel for the Company deems appropriate to reflect any restrictions on transfers.

(e)       Except as expressly provided for in the Plan, no member of the Board or Director or other person shall have any claim or right to be granted an Option or Restricted Stock under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any member of the Board or Director any right to be retained in the service of the Company or any of its subsidiaries or affiliates.

12.      Effective Date. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative vote of the holders of a majority of the voting securities of the Company cast in person or by proxy and entitled to vote on the subject matter at a duly held meeting of the stockholders at which a quorum is present.